APPLETON EQUITY GROWTH FUND

PROSPECTUS

April 30, 2015

APPLETON FUNDS

ONE POST OFFICE SQUARE, FLOOR SIX • BOSTON, MA 02109 • 877-71-APPLE

This Prospectus includes important information about the Appleton Equity Growth Fund that you should know before investing. You should read this Prospectus and keep it for future reference.

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

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FUND SUMMARY

Investment Objective

The Appleton Equity Growth Fund (the “Fund”) seeks long-term growth of capital.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees1	None
Other Expenses	1.10%
Total Annual Fund Operating Expenses	2.10%
Less Fee Waiver and/or Expense Reimbursement2	-0.60%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%
1	Restated to reflect current fees.
2
The Fund’s investment adviser, Appleton Partners, Inc. (“Appleton Partners” or the “Adviser”), has contractually agreed to waive its management fees and/or reimburse expenses of the Fund until at least April 30, 2016 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses) do not exceed 1.50% of the Fund’s average net assets. The Adviser is permitted to be reimbursed for management fee waivers and/or expense reimbursements made in the prior three fiscal years, subject to the limitation on the Fund’s expenses in effect at the time such reimbursement is paid to the Adviser and at the time such fees were waived and/or expenses were reimbursed. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$600	$1,074	$2,384

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's assets will be invested in common stocks. These securities may be from large-cap, mid-cap or small-cap companies. By combining macro-economic and micro-economic factors, the Fund seeks the best-positioned companies within the fastest growing industries. In pursuing the Fund’s investment objective, the Adviser first employs top-down analysis to select specific industry groups demonstrating growth potential. A bottom-up approach is then used to select particular companies within the industry groups.

In selecting specific industry groups, the Adviser looks for industries that it believes will sustain high profit growth given the current and future economic, financial and political conditions.

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Once industry sectors have been selected, the Adviser’s research process continues with bottom up, or micro-economic analysis, to identify individual stocks that may be placed on the buy list. The Adviser believes that there are certain characteristics that are generally found in growing companies—characteristics that may be unique while giving their shareholders a competitive edge. The Adviser begins by reviewing revenue growth, market share and price control, not only for individual companies, but for their competitors as well. The Adviser considers such factors as a company’s management team, new products and overall financial outlook. This intensive fundamental research narrows the potential portfolio down to a manageable list of 50–70 candidates. Thus, by combining top down and bottom up research, the Adviser will maintain a portfolio of 35-45 stocks that it believes are the best companies within the fastest growing industries.

The Principal Risks

As a shareholder, you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following additional risks could affect the value of your investment:

Market Risk: The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks are subject to market risks, such as rapid increase or decrease in a stock’s value or liquidity, and fluctuations due to a company’s earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

Investment Style Risk: Different investment styles, such as growth and value investing, may shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Fund may outperform or underperform other funds that have a different investment style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies generally invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Small- and Mid-Capitalization Company Risk: Small-cap and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Additionally, securities of small-cap and mid-cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large-cap companies.

Performance

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The table also shows how the Fund’s returns compare with an index comprised of common stocks similar to those in which the Fund invests. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how it will perform in the future. Updated performance information is available by calling the Fund at 1-877-71-APPLE.

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During the period shown in the bar chart, the highest and lowest quarterly returns were as follows:

Highest Quarterly Return	Lowest Quarterly Return
15.00% (Quarter Ended Sept 30, 2010)	-24.73% (Quarter Ended Dec 31, 2008)

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Year	Ten Year
Return Before Taxes	2.98%	11.72%	5.74%
Return After Taxes on Distributions	1.35%	11.36%	5.56%
Return After Taxes on Distributions and Sale of Fund Shares	3.02%	9.36%	4.61%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	13.05%	15.81%	8.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”).

Investment Adviser

Appleton Partners, Inc.

Portfolio Managers

Daniel T. Buckley, CFA, is a senior research analyst and portfolio manager of the Adviser and has been a Fund portfolio manager since 2014 and on the Fund’s investment team since 2005. Mr. Buckley also serves as President of the Appleton Funds (the “Trust”).

Geoffrey D. Chamberlain, CFA, is a senior research analyst and portfolio manager of the Adviser and has been a Fund portfolio manager since 2014 and on the Fund’s investment team since 2005.

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Buying and Selling Shares

You may buy and sell shares in the Fund on a day when the New York Stock Exchange (the “Exchange”) is open for trading. You may sell your shares by telephone, by mail, by wire, or through a systematic withdrawal plan. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. For more information about buying and selling shares see the section “How to Purchase Shares” of the Fund’s prospectus or call 1-877-71-APPLE. Minimum initial and subsequent investment amounts are shown below.

Minimum Initial Investment			Minimum Subsequent Investment
Regular Accounts	Retirement Accounts	Automatic Investment Plan Accounts	Regular Accounts & Retirement Accounts	Automatic Investment Plan Accounts
$1,000	$500	$100	None	$100

Tax Information

The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial institution (such as a bank), the Fund and its related companies may pay the financial institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial institution’s web site for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The Board of Trustees may change the Fund’s investment objective without shareholder approval, but only after shareholders have been notified and after this Prospectus has been revised accordingly. Unless otherwise indicated, all investment practices, strategies and limitations of the Fund are non-fundamental policies that the Board of Trustees may change without shareholder approval.

The Adviser believes that as the world becomes more complex, it is no longer possible to invest by focusing solely on an individual company. The top down, macro-economic environment within and around a company’s operations must be assessed and understood. Recognizing this reality, and the dynamism of both the U.S. and the global economy, the Adviser asks a number of evolving questions:

•	What global causes (e.g., war, recession, technology revolution) could alter the projected profit outlook?

•	What are the demographic trends, not only in the U.S. but abroad, and what will their impact be on the economy in the coming years?

•	What public policy issues, whether political, monetary or regulatory, could impact industry growth?

These basic questions allow the Adviser to develop a focus list of industries that it believes will sustain high profit growth given the current and future economic, financial and political scenarios.

When the Adviser believes substantial price risks exist for common stocks because of uncertainties in the investment outlook or, when in the Adviser’s judgment, it is otherwise warranted in selling to manage the Fund’s portfolio, the Fund may temporarily hold, for defensive purposes, all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers’ acceptances and time deposits), commercial paper, shares of money market investment companies, U.S. Government or agency obligations having a maturity of less than one year, or repurchase agreements. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. If the Fund takes such a temporary defensive position, it may not pursue or achieve its investment objective.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

Equity Risk. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund’s net asset value (“NAV”) to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Change in Market. The Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for the Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the Adviser’s judgment, the security remains otherwise consistent with the Fund’s investment goal and strategies. However, this change could affect the Fund’s flexibility in making new investments.

NON-PRINCIPAL RISKS OF INVESTING IN THE FUND

Market Disruption Risk. The United States has experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Fund may invest, and similar events may occur again. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

Instability in the financial markets has led, and may in the future lead, the U.S. Government to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment goals, but there can be no assurance that it will be successful in doing so.

Where Can I Find Information About the Fund’s Portfolio Holdings Disclosure Policies? A description of the Fund’s policies and procedures for disclosing portfolio securities to any person is available in the Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

The Fund is a diversified series of the Trust, an open-end management investment company organized as an Ohio business trust on October 31, 2000. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Appleton Partners, One Post Office Square, Floor Six, Boston, Massachusetts 02109, to manage the Fund’s investments. Established in 1986, Appleton Partners, in addition to managing private accounts of individuals, also invests for corporations, foundations and pension and profit-sharing plans. Pursuant to an Advisory Agreement between the Trust and the Adviser, for its services the Adviser receives an annual fee of 1.00% of the average daily net assets of the Fund. The advisory fee is accrued daily and paid monthly.

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Pursuant to a written contract between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses) to the extent annual Fund operating expenses exceed 1.50% of the Fund’s average daily net assets. The Adviser has agreed to maintain these expense limitations with regard to the Fund through April 30, 2016. After taking into account any advisory fees waived, for the fiscal year ended December 31, 2014, the Adviser received an advisory fee of 0.15% of the Fund’s average daily net assets. A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement between the Fund and the Adviser is available in the Fund’s annual report to shareholders for the period ended December 31, 2014.

Daniel T. Buckley, CFA, is a senior research analyst and portfolio manager of the Fund and serves as President of the Trust. He joined Appleton Partners in November 2003 and is currently one of the Equity portfolio managers responsible for researching equities, preparing proprietary technical and quantitative tools, and presenting to the Equity group. His responsibilities also include the execution of trades and the implementation of overall portfolio allocation and construction. Prior to joining Appleton Partners, Mr. Buckley worked as an Account Manager for State Street Bank. Before State Street Bank, Mr. Buckley worked on the floor of the American Stock Exchange. Mr. Buckley earned his B.A. from Boston College in 1997 and his M.S.I.M. from Boston University in 2006, and holds the chartered financial analyst designation.

Geoffrey D. Chamberlain, CFA, is a senior research analyst and portfolio manager for the Fund. Mr. Chamberlain joined Appleton Partners in July of 2001. Mr. Chamberlain works closely with the Equity portfolio managers and is responsible for researching equities and presenting to the Equity group, as well as executing trades and constructing portfolio allocations. His other responsibilities include client billing and managing client relationships. Mr. Chamberlain earned his B.A. from Bowdoin College, his M.S.I.M. from Boston University, and holds the Chartered Financial Analyst designation.

Additional information related to the portfolio manager’s compensation, ownership percentages, and other accounts managed may be found in the SAI.

CALCULATION OF SHARE PRICE

On each day that the Trust is open for business, the Fund’s share price, or NAV, is determined as of the close of the regular session of trading on the Exchange, typically 4:00 p.m. Eastern Time. The NAV per share of the Fund is calculated, generally using market prices, by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

Portfolio securities traded on stock exchanges are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If market quotations are not readily available, or if available market quotations are not reliable, securities are valued at their fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust. The Fund may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund’s calculation of NAV but after the close of the primary markets on which the security is traded. The Fund may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Fund’s calculation of NAV. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

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HOW TO PURCHASE SHARES

Your initial investment in the Fund ordinarily must be at least $1,000 ($500 for tax-deferred retirement accounts). The Fund will accept accounts with less than the stated minimum from employees of the Adviser and its affiliates and may, in the Adviser’s sole discretion, accept certain other accounts with less than the stated minimum initial investment.

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-877-71-APPLE if you need additional assistance when completing your account application.

If the identity of a customer cannot be readily confirmed, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such clarifying information is received and confirmed. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Shares of the Fund have not been registered for sale outside of the United States. The Appleton Equity Growth Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

Shares of the Fund are sold on a continuous basis at the NAV next determined after receipt of a purchase order by the Trust. Direct purchase orders received by the Transfer Agent (as defined below) prior to the close of regular trading on the Exchange on any Business Day, are priced at the NAV per share determined on that date. Purchase orders received after the close of regular trading on the Exchange are generally priced as of the time the NAV is next determined. The Distributor (as defined below) has relationships with certain brokers and other financial intermediaries who are authorized to receive, or designate intermediaries to receive purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary receives it. Dealers or other agents may charge you a fee for effecting transactions. Contact your broker to determine whether it has an established relationship with the Distributor.

Initial Investments by Mail. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to The Appleton Equity Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. Checks should be made payable to the “Appleton Equity Growth Fund.” An account application is available on the Fund’s website. All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000, nor post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

The Trust will mail shareholders confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust reserves the right to limit the amount of investments and to refuse to sell to any person.

You should be aware that the Fund’s account application contains provisions in favor of the Trust, the Distributor, the Transfer Agent, and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders does not constitute receipt by the Transfer Agent of the Fund.

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Processing Organizations. You may also purchase shares of the Fund through a “processing organization” (e.g., a mutual fund supermarket), which is a broker-dealer, bank or other financial institution that purchases shares for its customers. The Trust has authorized certain processing organizations to receive purchase and sales orders on the Trust’s behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus.

When shares are purchased this way, there may be various differences. The processing organization may:

•	Charge a fee for its services;

•	Act as the shareholder of record of the shares;

•	Set different minimum initial and additional investment requirements;

•	Impose other charges and restrictions; and/or

•	Designate intermediaries to accept purchase and sales orders on the Fund’s behalf.

The Trust considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund’s NAV next computed after such order is received in proper form.

Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and the Trust. Certain processing organizations may receive compensation from the Trust, the Adviser or their affiliates.

Initial Investments by Wire. To purchase by wire, the Transfer Agent must have a completed account application before your wire is sent. A purchase order will not be accepted until the Fund has received the completed application and any requested documentation in proper form. Wired funds must be received by 4:00 p.m. Eastern Time to be eligible for same day pricing. Call the Transfer Agent at 1-877-71-APPLE between 9:00 a.m. and 6:00 p.m. Eastern Time on any day the New York Stock Exchange is open for business to advise of your intent to wire. This will ensure proper credit. Instruct your bank to wire funds to:

U.S. Bank, N.A.
777 E. Wisconsin Avenue
ABA #: 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #: 112-952-137
Further credit: Appleton Equity Growth Fund
Shareholder name and account number:

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Additional Investments. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to the Appleton Equity Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. Checks must be made payable to the “Appleton Equity Growth Fund,” be drawn on a U.S. bank and be payable in U.S. Dollars. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000, nor post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. Bank wires should be sent as instructed by the Transfer Agent. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is presently no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement without prior notice.

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SHAREHOLDER SERVICES

Contact the Transfer Agent (nationwide call toll-free 1-877-71-APPLE) between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time, on days the Fund is open for business, for additional information about the shareholder services described below.

Systematic Withdrawal Plan

If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly, quarterly or annual payments in a specified amount of not less than $100 each. There is no charge for this service.

Tax-Deferred Retirement Plans

The Fund offers a Traditional IRA and a Roth IRA for individuals and their non-employed spouses. A Traditional IRA can be used for both deductible and non-deductible contributions, SEP IRA contributions, IRA transfers and rollovers from other IRAs or rollovers from employer sponsored qualified plan distributions. For more information, please call toll-free 1-877-71-APPLE or write to the Transfer Agent to obtain the Fund’s IRA application, custodial agreements and disclosure statements.

Direct Deposit Plans

Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

Automatic Investment Plan

You may make purchases at regular intervals through the Automatic Investment Plan. This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a periodic basis. If your regularly scheduled debit date falls on a weekend or holiday, your account will be debited on the following business day. In order to participate in the Plan, the minimum initial and subsequent investments must be $100, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s Transfer Agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s Transfer Agent at 1-877-71-APPLE for additional information. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent 5 days prior to effective date.

HOW TO REDEEM SHARES

You may redeem shares of the Fund each day that the Trust is open for business. You will receive the NAV per share next determined after receipt by the Transfer Agent of your redemption request in the form described below. Payment will be made within 7 calendar days after tender in such form, provided that payment for redemption of shares purchased by check will be affected only after the check has been collected, which may take up to 15 calendar days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by wire. At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

By Mail. You may redeem shares of the Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust’s account records and include any applicable signature guarantee(s).

Payment for shares redeemed will be mailed to you typically within one or two business days, but no later than the seventh calendar day after receipt of the redemption request by U.S. Bancorp Fund Services, LLC. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor. There is no charge to have proceeds sent via the ACH system and credit is typically available within 2-3 days.

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The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Through Broker-Dealers. You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may charge you a fee for this service. You will receive the NAV per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

Additional Redemption Information. The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than 3 business days under unusual circumstances as determined by the SEC. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

Signature Guarantees. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee is required to redeem shares in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 30 calendar days; and
•	For all redemptions in excess of $100,000 from any shareholder account.

The Fund and/or the Transfer Agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines, in its sole discretion, that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. The Fund expects to distribute any net realized long-term capital gain at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gain.

Distributions can be paid in cash, reinvested in additional shares, or a combination of both cash payment and reinvestment. You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. You may change your election by writing or calling the Transfer Agent in advance of the record date of the next distribution. All distributions will be based on the NAV in effect on the payable date.

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If you select payment in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 6 months, your dividends may be reinvested in your account at the then-current NAV and the distribution option on your account will be converted to have all distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Fund will take reasonable steps to discourage excessive short-term trading and the Fund’s Board of Trustees has adopted the following policies and procedures with respect to market timing. The Fund will monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If the Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders.

Generally, a shareholder may be considered a market timer if they have: (i) requested a redemption out of the Appleton Funds within 2 weeks of an earlier purchase of the Fund; or (ii) made more than 3 purchases and redemptions within a rolling 30 day period. If a shareholder exceeds these limits the Fund may refuse to process purchases by the shareholder. The Fund’s excessive trading policies do not apply to systematic purchases and redemptions.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers in which transactions are placed. If the Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Fund; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce its market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

IMPORTANT NOTICE TO FINANCIAL INTERMEDIARIES

The Fund requires that you identify yourself if you are a financial intermediary that established omnibus accounts in the Fund for your customers. If you do not identify yourself and the Fund determines that you are a financial intermediary, the Fund has the right to refuse future purchases from you and will apply its Market Timing Policy to your account(s) or may close your account immediately at the next computed NAV.

The Fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

TAXES

The Fund has qualified and intends to continue to qualify for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, so that it does not pay federal taxes on income and capital gain distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any realized capital gains for each year of its operation to its shareholders. Distributions of net investment income and net realized short-term capital gains, if any, are taxable to investors as ordinary income. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

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Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gain distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss. Due to the investment strategies used by the Fund, distributions are generally expected to consist of net capital gain; however, the nature of the Fund’s distributions could vary in any given year.

The Fund will mail a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund’s distributions may be subject to federal income tax whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

DISTRIBUTION PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan of distribution (the “Plan”), under which the Fund may directly incur or reimburse the Adviser or the Distributor for certain distribution-related expenses, including:

•	Payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of such shares;

•	Expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent;

•	Expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising;

•	Expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund;

•	Expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and

•	Any other expenses related to the distribution of the Fund’s shares.

The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund's average daily net assets. No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

THE DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), is the Trust’s principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the Fund’s shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance during the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the fiscal year ended December 31, 2014 have been audited by Baker Tilly Virchow Krause, LLP, whose audit report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.  The financial highlights for the prior years were audited by other auditors.

		Year Ended December 31,
Per Share Data:	2014	2013	2012	2011	2010
Net asset value, beginning of year	$11.51	$8.96	$7.81	$8.16	$6.82
Income (loss) from investment operations:
Net investment (loss) income	(0.04)	(0.01)	0.01	(0.03)	(0.02)
Net realized and unrealized gains (losses) on investments	0.38	2.56	1.15	(0.32)	1.36
Total from investment operations	0.34	2.55	1.16	(0.35)	1.34
Less distributions:
Dividends from investment income	—	—	(0.01)	—	—
Dividends from realized gains	(0.78)	—	—	—	—
Total distributions	(0.78)	—	(0.01)	—	—
Net asset value, end of year	$11.07	$11.51	$8.96	$7.81	$8.16

Total Return	2.98%	28.46%	14.90%	(4.29%)	19.65%

Supplemental Data and Ratios:
Net assets, end of year	$18,252,251	$17,545,517	$13,408,081	$12,305,007	$12,834,022
Ratio of net expenses to average net assets	1.50%1	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.36%) 1	(0.14%)	0.14%	(0.35%)	(0.30%)
Portfolio turnover rate	30%	34%	17%	31%	38%
1	The Adviser voluntarily waived distribution expenses equal to 0.25% of average net assets. This ratio is presented after the effect of the waiver.

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APPLETON FUNDS

One Post Office Square, Floor Six, Boston, Massachusetts 02109

Shareholder Services

Nationwide: (Toll-Free) 1-877-71-APPLE
(9:00 a.m. to 6:00 p.m. ET)

Investment Adviser	APPLETON PARTNERS, INC. One Post Office Square, Floor Six Boston, Massachusetts 02109	Distributor	QUASAR DISTRIBUTORS, LLC 615 East Michigan Street Milwaukee, WI 53202
Administrator	U.S. BANCORP FUND SERVICES, LLC 615 East Michigan Street Milwaukee, WI 53202	Independent Registered Public Accounting Firm	BAKER TILLY VIRCHOW KRAUSE, LLP 777 E. Wisconsin Ave, 32nd floor Milwaukee, WI 53202
Transfer Agent	U.S. BANCORP FUND SERVICES, LLC 615 East Michigan Street Milwaukee, WI 53202	Legal Counsel	MINTZ, LEVIN, COHN, FERRIS, GLOVSKY AND POPEO, P.C. One Financial Center Boston, Massachusetts 02111

ADDITIONAL INFORMATION

Additional information about the Fund is included in the Fund’s Statement of Additional Information (“SAI”) dated April 30, 2015, which is hereby incorporated by reference in its entirety and is legally a part of this Prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The Fund’s annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI, or other information about the Fund, or to make inquiries about the Fund, please call 1-877-71-APPLE.

The Fund’s SAI, annual and semi-annual reports to shareholders are also available, free of charge, on the Fund’s internet site at www.appletonfunds.com.

Information about the Fund, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s internet site at http:/www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

File No. 811-10201

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THE APPLETON FUNDS

STATEMENT OF ADDITONAL INFORMATION

April 30, 2015

Appleton Equity Growth Fund

The Appleton Funds, One Post Office Square, Floor Six, Boston, Massachusetts 02109

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read together with the Fund’s Prospectus dated April 30, 2015, as supplemented from time to time, with respect to the Appleton Equity Growth Fund (the “Fund”). The Fund’s financial statements are contained in the Fund’s Annual Report dated December 31, 2014, which is incorporated by reference into this SAI. A copy of the Fund’s Prospectus can be obtained by writing the Fund at Appleton Equity Growth Fund, P.O. Box 701, Milwaukee, WI 53201, by calling the Fund toll-free at 1-877-71-APPLE, or by visiting the Fund’s internet site at www.appletonfunds.com.

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THE TRUST

The Appleton Funds (the “Trust”) was organized as an Ohio business trust on October 31, 2000. The Trust currently offers one series of shares to investors: the Appleton Equity Growth Fund. The Fund is an open-end diversified management investment company.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund, as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority, from time-to-time, to divide or combine the shares of the Fund into a greater or lesser number of shares, so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Fund without his or her express consent.

Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding not less than 10% of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), in order to facilitate communications among shareholders.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

The Fund’s investment objectives, principal investment strategies and principal investment risks are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus.

Majority. As used in the Prospectus and this SAI, and as provided under the 1940 Act, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the Fund’s outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

Small Capitalization Companies. The Fund may, from time to time, invest a portion of its assets in small, unseasoned companies. A small capitalization company has a market capitalization of $1 billion or less at the time of the Fund’s investment. Appleton Partners, Inc. (the “Adviser”) believes the small cap market may, at times, offer more opportunity for above-average growth and entrepreneurial impact. Also, small cap companies are often acquisition targets for larger companies.

While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter on a regional exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. The securities of smaller companies may, therefore, be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

U.S. Government Obligations. If the Adviser believes that market indicators point to lower interest rates, the Fund may invest up to 35% of its total assets in obligations or other fixed-income securities of any maturity issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities that have been established or sponsored by the United States Government (collectively, the “U.S. Government”). When investing in fixed income securities, the Adviser will select primarily “investment grade” securities rated at least Baa by Moody’s or BBB by Standard & Poor’s Ratings Group (“S&P®”) or, if not rated, of equivalent quality in the Adviser’s opinion. Fixed income securities are acquired primarily for their income return and secondarily for capital appreciation.

U.S. Treasury obligations are backed by the “full faith and credit” of the United States. Other U.S. Government obligations may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Fund are not guaranteed or backed by the U.S. Government.

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Repurchase Agreements. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund’s Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund’s investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Bank Debt Instruments. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Derivatives. The Fund may use derivative instruments for any of the following purposes:

•	To hedge against adverse changes—caused by changing interest rates, stock market prices or currency exchange rates—in the market value of securities held by or to be bought for the Fund;

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•	As a substitute for purchasing or selling securities;

•	To enhance the Fund’s potential gain in non-hedging or speculative situations; or

•	To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio’s yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund’s holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income. Under normal circumstances, derivatives will typically be limited to an amount less than 10% of the Fund’s assets.

Exchange-Traded Funds (“ETFs”). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities or other investments either: (i) designed to track a particular market segment or index; or (ii) actively-managed by the ETF’s investment adviser(s). The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly or to gain exposure to a portion of the U.S. or foreign market for which purchasing securities directly would be less efficient or otherwise less desirable. The risks of owning an ETF generally reflect the risks of owning the underlying securities or other investments they hold or are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities or other investments and ETFs have management or other fees that increase their costs versus the costs of owning the underlying securities or other investments directly. For ETFs that are investment companies, the Fund will also bear the indirect fees and expenses of investing in the ETF. See “Investment Companies” below.

Investment Companies. The Fund may invest in the securities of other investment companies, including money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of the Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may at some future time be permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.

The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund; and (b) the sales load charged on the Fund’s shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

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Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by S&P® or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by S&P® or Aa or better by Moody’s. Certain notes may have floating or variable rates. The Fund will not invest in variable and floating rate notes with a demand notice period exceeding seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities, unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by S&P® has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuers industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1. See Appendix A for a description of issue credit ratings.

Foreign Securities. Subject to the Fund’s investment policies and quality and maturity standards, the Fund may invest, from time-to-time, in the securities (payable in U.S. Dollars) of foreign issuers through the purchase of American Depositary Receipts (certificates of ownership issued by a United States bank or trust company as a convenience to investors in lieu of the underlying shares which such bank or trust company holds in custody) or other securities of foreign issuers that are publicly traded in the United States. Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers.

Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

Borrowing and Pledging. The Fund may borrow money from banks provided that, immediately after any such borrowing, there is asset coverage of 300% for all borrowings of the Fund. The Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of its total assets. The Fund may pledge assets in connection with borrowings, but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund’s net asset value. This is the speculative factor known as leverage. The Fund’s policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares. It is the Fund’s present intention, which may be changed by the Board of Trustees without shareholder approval, to limit its borrowings during the coming year to 5% of its total assets and to borrow only for emergency or extraordinary purposes and not for leverage.

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Preferred Stocks and Securities Convertible into Common Stocks. The Fund may also invest in preferred stocks or securities convertible into common stocks (such as convertible bonds, convertible preferred stocks and warrants) which are rated at the time of purchase in the four highest grades assigned by Moody’s (Aaa, Aa, A or Baa) or S&P® (AAA, AA, A or BBB) or unrated securities the Adviser determines to be of comparable quality. After the Fund purchases a security, that security may cease to be rated or its rating may be reduced; the Adviser will consider such an event to be relevant in its determination of whether the Fund should continue to hold that security. See Appendix A for a description of issue credit ratings.

Additional Information on Fixed-Income Securities. Preferred stocks and bonds rated Baa or BBB have speculative characteristics, such that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest, or to pay the preferred stock obligations, than is the case with higher grade securities. See Appendix A for a description of issue credit ratings.

Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of the Fund will fluctuate.

INVESTMENT LIMITATIONS

The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

Under these fundamental limitations, the Fund may not:

1.	Issue senior securities, pledge its assets or borrow money, except that it may borrow from banks as a temporary measure:

(a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets; or

(b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

2.	Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

3.	Purchase securities on margin (but the Fund may obtain such short-term credits, as may be necessary for the clearance of transactions);

4.
Make short sales of securities or maintain a short position, or write, purchase or sell puts, calls or combinations thereof, except as stated in the Prospectus or this Statement of Additional Information or except short sales “against the box”;

5.
Make loans of money or securities, except that the Fund may: (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

6.	Write, purchase or sell commodities, commodities contracts, futures contracts or related options;

7.	Invest more than 25% of its total assets in the securities of issuers in any particular industry (other than securities the United States Government, its agencies or instrumentalities);

8.	Invest for the purpose of exercising control or management of another issuer;

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9.
Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those that are not readily marketable) which own or deal in such things;

10.
Purchase or sell interests in real estate or real estate limited partnerships (although it may invest in real estate investment trusts and purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

11.	Invest more than 15% of its net assets in illiquid securities;

12.
Purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of the Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. Government, its agencies or instrumentalities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer; or

13.	Invest in securities of other investment companies, other than to the extent permitted by Section 12(d) of the 1940 Act.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

The Trust does not intend to pledge, mortgage or hypothecate the assets of the Fund. The Fund does not intend to make short sales of securities “against the box” in the coming year as described in investment limitation 4. The statements of intention in this paragraph reflect non-fundamental policies that may be changed by the Board of Trustees without shareholder approval.

Other current investment policies of the Fund, which are not fundamental and which may be changed by action of the Board of Trustees without shareholder approval, are as follows:

80% Investment Policy. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks. Shareholders will be provided with at least 60 days’ prior notice of any change in this policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

TRUSTEES AND OFFICERS

The Board of Trustees is responsible for the overall management of the business and affairs of the Fund. The Board of Trustees consists of three individuals (each, a “Trustee” and together, the “Trustees”), two of whom are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”).

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Listed in the chart below is basic information regarding the Trustees and officers of the Trust. The address for each Trustee and officer is c/o Appleton Partners, Inc., One Post Office Square, Floor Six, Boston, MA 02109, unless otherwise indicated.

INDEPENDENT TRUSTEES*
Name and Year of Birth	Position with Trust and Length of Term	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held in the Past 5 Years
John M. Cornish, Esq. c/o Choate Hall & Stewart LLP 2 International Place Boston, MA 02110 Born: 1947	Trustee (since 2000)	Partner, Choate Hall & Stewart (since 1985)	1	None.
Grady B. Hedgespeth c/o Small Business Administration 409 Third Street SW, Suite 8112 Washington, DC 20003 Born: 1955	Trustee (since 2000)	Director, Office of Capital Access Small Business Administration (since 2007)	1	None.

INTERESTED TRUSTEE**
Name and Year of Birth	Position with Trust and Length of Term	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held in the Past 5 Years
James I. Ladge, CFA Born: 1968	Trustee (since 2000); Treasurer (since 2003)	Senior Vice-President, COO Appleton Partners, Inc. (since 1993)	1	Director, Cambridge Appleton Trust, N.A. since 2005

OFFICERS
Name and Year of Birth	Position with Trust and Length of Term	Principal Occupation(s) in the Past 5 Years
Daniel T. Buckley, CFA Born: 1975	President (since 2014)	Vice President, Portfolio Manager and Senior Research Analyst, Appleton Partners (since 2005)
Michele D. Hubley Born: 1957	Secretary and Chief Compliance Officer (since 2004)	Senior Vice President & Chief Compliance Officer, Appleton Partners, Inc. (since 1995)
Brandon Sliga c/o U.S. Bancorp Fund Services, LLC 777 E. Wisconsin Ave, 4th Floor Milwaukee, WI 53202 Born: 1977	Assistant Secretary (since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2007)

————
* “Independent Trustee” refers to a Trustee of the Trust who is not an interested person of the Trust as defined in the 1940 Act.
**The Interested Trustee is such because of his interest in the investment adviser, as defined in the 1940 Act.

Compensation of Trustees

The following table sets forth information regarding compensation of the Trustees by the Trust for the fiscal year ended December 31, 2014. Trustees who are interested persons of the Trust and officers who are employees of the Trust’s investment adviser do not receive any compensation from the Trust. Each of the other Trustees is paid an annual retainer of $6,000, a fee of $1,000 for each board meeting attended ($500 if by telephone) and $500 for each Audit Committee meeting, and is reimbursed for the expenses of attendance of such meetings. The Trust does not offer any pension or retirement plans or benefits.

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TRUSTEE COMPENSATION
for the fiscal year ended December 31, 2014

Name of Trustee	Aggregate Compensation from Trust
INDEPENDENT TRUSTEES
Jack W. Aber**	$10,000
John M. Cornish	$9,500
Grady B. Hedgespeth	$10,405
INTERESTED TRUSTEES*
Douglas C. Chamberlain***	N/A
James I. Ladge	N/A

*“Interested person”, as defined in the 1940 Act, of the Trust because of their affiliation with Appleton Partners, Inc., the Trust’s investment adviser.

                            **Mr. Aber served as a Trustee from the Fund's inception until January 12, 2015.

***Mr. Chamberlain served as a Trustee from the Fund’s inception until February 20, 2015.

TRUSTEES’ OWNERSHIP OF TRUST SHARES*

as of December 31, 2014

Name of Trustee	Dollar Range of Shares in the Fund
INDEPENDENT TRUSTEES
John M. Cornish	None
Grady B. Hedgespeth	None
INTERESTED TRUSTEE
James I. Ladge	$50,001–$100,000
*Mr. Chamberlain and Mr. Aber are not included in the above table, as they are no longer Trustees as of the date of this SAI.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

Interested Trustees:

James I. Ladge

Mr. Ladge is the Senior Vice President and Chief Operating Officer of Appleton Partners, Inc., and serves as a Portfolio Manager for the Adviser’s equity and fixed income clients. He has been with Appleton Partners since 1993 and has participated in all facets of the business during that span. Prior to that, he worked at State Street Bank & Trust Company. Mr. Ladge was awarded his B.A. from Syracuse University, his M.B.A. from Boston University, and holds the Chartered Financial Analyst designation. He is also a director of the Cambridge Appleton Trust, N.A.

Independent Trustees:

John M. Cornish

Mr. Cornish is a partner of Choate, Hall & Stewart LLP and a member of its wealth management group. He provides clients with general corporate, business and tax advice, including mergers, acquisitions and divestitures, and structuring arrangements to transfer equity interests to younger generations in a tax-efficient manner. He also provides advice on all aspects of gift and estate planning, including life insurance planning, family limited partnerships, sales to grantor trusts, grantor retained annuity trusts and charitable planning. He is also a director of the Thompson Steel Company, the Swan Group and Boston Mutual Life Insurance Company.

Grady B. Hedgespeth

Mr. Hedgespeth is the Director of Financial Assistance in the Office of Capital Access of the Small Business Administration (SBA). He is responsible for the product and policy development for the SBA’s $80 billion business lending portfolio. A former Secretary of Economic Affairs in Massachusetts, he is skilled in strategic planning, economic development, and corporate governance. Mr. Hedgespeth has spent most of his 30-year professional career in the private sector, primarily in financial services. He was Regional President for BayBank Boston and the founder and President of BankBoston Development Company, the nation’s first bank-owned urban investment bank. He was also a director of the National Cooperative Bank.

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Board Leadership Structure:

A majority of the Trust’s Board of Trustees (the “Board”) is comprised of Independent Trustees. The Board has overall responsibility for overseeing the investment program of the Fund and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Trust as are customarily exercised by the directors of an investment company registered under the 1940 Act and organized as a corporation. The Board has the authority to oversee and establish policies regarding the management, conduct and operation of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust’s agreements with its investment adviser, administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the Adviser and the Fund’s administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Board. The Independent Trustees have retained legal counsel to assist them in connection with their duties. The Trustees have not designated a Chairman.

The Board has three standing committees: the Audit Committee, the Valuation Committee, and the Nominating Committee. The Audit and Nominating committees are composed entirely of Independent Trustees. The Audit Committee’s function is to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and to act as a liaison between the Fund’s independent registered public accounting firm and the full Board of Trustees. For the fiscal year ended December 31, 2014, the Audit Committee met twice. The Nominating Committee considers potential candidates for the Board and did not meet for the fiscal year ended December 31, 2014. The Valuation Committee is a standing committee of the Board of Trustees. Messrs. Hedgespeth and Ladge are members of the Valuation Committee. The Valuation Committee is responsible for overseeing procedures for valuing securities held by the Fund and responding to any pricing issues that may arise. The Board believes that its leadership structure is appropriate because it ensures the effective, independent oversight of management on behalf of the Fund’s shareholders by having the Independent Trustees as a majority of the Board and through their service on key committees and, in particular, the fact that the Audit Committee and the Nominating Committee are composed exclusively of Independent Trustees. The Valuation Committee did not meet during the fiscal year ended December 31, 2014.

Board’s Oversight of Risk Management:

Senior management, on a regular basis, undertakes risk assessments aimed at identifying key risks that the Fund may face, as described in the Fund’s prospectus, the probability of occurrence of those risks and the potential impact. The Board and senior management have active discussions regarding the risks to which the Fund is subject. The Board reviews the Fund’s portfolio and regular reports provided to it that integrate strategy and operational and investment initiatives with risk exposures.

As part of its oversight, the Board assesses the quality of information it is receiving, how well this information provides a basis for evaluating the risk factors affecting the Fund, as described in the Fund’s prospectus, how management evaluates risk, and the quality of the risk management oversight structure. The Board engages in open discussions with management on how economic factors affect or may affect the Fund’s performance. It reviews the Fund’s periodic and current reports and prospectuses, with a particular focus on risk disclosures.

Process for Considering Trustee Nominees:

The Board has a Nominating Committee comprised of Messrs. Cornish and Hedgespeth, who are Independent Trustees. The Nominating Committee will consider the experience, qualifications, attributes and skills of trustee nominees and Trustees when looking to fill vacant board or committee seats and will consider the benefits of a diverse Board in enhancing its oversight of management performance, particularly in today’s global investment environment.

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THE INVESTMENT ADVISER

The Adviser, Appleton Partners, Inc., One Post Office Square, Floor Six, Boston, MA 02109,  serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement entered into by the Trust, on behalf of the Fund (the “Advisory Agreement”). Mr. Ladge is a principal of the Adviser, and, as such, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, the Adviser manages the Fund’s investments. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets.

Pursuant to a written contract between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund other than interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses to the extent annual Fund operating expenses exceed 1.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to maintain these expense limitations with regard to the Fund through April 30, 2016.

The total investment advisory fees earned by the Adviser for the last three fiscal years are as follows:

	Fiscal Year Ended December 31,
	2014	2013	2012
Gross Advisory Fees Earned	$181,863	$154,062	$137,319
Fees Waived and/or Expenses Reimbursed	($108,372)	($141,627)	($94,329)
Net Advisory Fees Paid To (Received From) the Adviser	$73,491	$12,435	$42,990

PORTFOLIO MANAGERS COMPENSATION

Compensation for each of the Fund’s portfolio managers is not predicated on Fund assets or fund performance. Each portfolio manager is paid a fixed salary by the Adviser and a discretionary bonus based on the Adviser’s profitability during its fiscal year.

PORTFOLIO MANAGER HOLDINGS

Portfolio Managers are encouraged to own shares of the Fund. The following table indicates the dollar range of shares beneficially owned by each of the Fund’s portfolio managers as of December 31, 2014.

Portfolio Manager	Dollar Range of Shares of the Fund
Daniel T. Buckley	$50,001–$100,000
Geoffrey D. Chamberlain	$50,001–$100,000

OTHER PORTFOLIO MANAGER INFORMATION

The following table indicates the number of accounts other than the Fund and assets under management (in millions) managed by each portfolio manager as of December 31, 2014.

As of the fiscal year ended December 31, 2014, the Portfolio Managers did not manage any accounts that were subject to a performance fee.

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Accounts Not Subject to a Performance Fee
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Daniel T. Buckley	0	$0	0	$0	16	$15
Geoffrey D. Chamberlain	0	$0	0	$0	42	$26.4

Conflicts of Interests. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PROXY VOTING GUIDELINES

The Adviser has adopted written proxy voting policies and procedures (the “Proxy Voting Guidelines”), as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and consistent with their fiduciary obligations. The Trust has delegated proxy voting responsibilities with respect to the Fund to the Adviser, subject to general oversight of the Board. The Proxy Voting Guidelines have been approved by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Fund.

The Proxy Voting Guidelines generally address proposals submitted to shareholders of six types:

1.	Proposals seeking approval of equity-based compensation, including stock option plans;

2.	Proposals relating to changes in corporate control;

3.	Proposals that affect shareholder rights, including voting rights;

4.	Proposals for the election of directors;

5.	Proposals relating to social and corporate responsibility issues; and

6.	Proposals for the approval of independent registered public accounting firm.

Equity-based Compensation Plans

In general, the Fund agrees with the use of reasonably designed stock-related compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. It will consider the dilutive effects, pricing and re-pricing issues and other factors in voting on specific proposals.

Corporate Control

The Fund generally opposes measures that are designed to prevent or obstruct corporate takeovers. Such measures tend to entrench current management. We believe the active trading of a company’s securities and the potential transfer of corporate control through takeover – hostile or otherwise – must generally be permitted to occur. In the case of shareholder rights plan, often referred to as “poison pills”, we believe the best approach is for the company to put its case to shareholders by letting them vote on a plan. We will carefully review proposals to increase capital stock and generally oppose so-called “blank check” preferred stock. We favor non-classified boards of directors.

Shareholder Rights

The Fund views the exercise of shareholders’ rights – including the rights to act by written consent, to call special meetings and to remove directors – to be fundamental to corporate governance. We generally favor cumulative voting and confidential voting and oppose supermajority voting and dual class capitalization.

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Election of the Board of Trustees

The Fund believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

Corporate and Social Policy Issues

The Fund believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by a company’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. Ordinarily the Fund would not vote for such proposals unless supported by management.

Approval of Independent Registered Public Accounting Firm

The Fund believes that the relationship between the company and its auditors should be limited primarily to the audit engagement although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

Potential Conflicts of Interest

In the event that any matter for which a proxy is solicited creates a potential conflict of interest between interests of the shareholders of the Fund, on the one hand, and any affiliated person of the Fund, on the other, the voting of such proxy will be referred to the Independent Trustees of the Trust. If the potential conflict is with an Independent Trustee, such Trustee will abstain from voting on the matter.

The foregoing is a summary. A copy of the complete Proxy Voting Guidelines and, when available, the Fund’s voting record may be obtained by calling the toll free number in the address set forth on the cover page of this SAI and at the web site of the Securities and Exchange Commission (www.sec.gov).

THE DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of U.S. Bancorp and an affiliate of the Trust’s Administrator, is the Trust’s principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the Fund’s shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The principal business address of the Distributor is 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), which permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund’s shares including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Trust. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of the Fund’s average daily net assets. Unreimbursed expenses will not be carried over from year to year. For the fiscal year ended December 31, 2014, the Fund incurred $45,466 of distribution expenses under the Plan, all of which were reimbursed by the Adviser.

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Of the amount of distribution expenses incurred by the Fund, payments were made for the following activities:

Actual Rule 12b-1 Expenditures Incurred by the Fund During the Fiscal Year Ended December 31, 2014
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$45,466
Payment to dealers	$0
Compensation to sales personnel	$0
Other	$0
Total	$45,466

Agreements implementing the Plan (the “Implementation Agreements”), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Fund’s shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan are made in accordance with written agreements.

The continuance of the Plan and Implementation Agreements must be specifically approved at least annually by a vote of the Trust’s Board of Trustees and by a vote of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the Plan (the “Independent Trustees”) at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust’s Board of Trustees and by a vote of the Independent Trustees.

In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund’s assets for distribution expenses under the Plan should assist in the growth of the Fund, which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund’s assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not “interested persons” of the Trust are committed to the discretion of the Independent Trustees during such period.

SECURITIES TRANSACTIONS

Decisions to buy and sell securities for the Fund and the placing of the Fund’s securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser will give primary consideration to securing the best price and execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Fund paid the following amounts of brokerage commissions for each of the last three fiscal years ended December 31:

2014	2013	2012
$8,299	$9,743	$5,536

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The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Fund may effect securities transactions that are executed on a national securities exchange or in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund, as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

Code of Ethics. The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Advisers Act (the “Joint Code of Ethics”), which permits Fund personnel to invest in securities for their own accounts, including securities that may also be purchased and held by the Trust. The Joint Code of Ethics is on public file with, and available from, the SEC.

The Distributor has also adopted a code of ethics governing the personal trading activities of its directors, officers and employees, which contains comparable restrictions.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Adviser anticipates that the Fund’s portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. For the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 30%.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Appleton Funds have adopted policies and procedures for disclosing the Fund’s portfolio securities to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Trust’s  Chief Compliance Officer. No compensation will be received by the Fund, the Adviser, or any other party in connection with the disclosure of information about portfolio securities. The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

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1.	For use in preparing and distributing routine periodic reporting to market data agencies (For example: Morningstar, Lipper, Bloomberg, Standard & Poor’s and Thompson Financial);

2.	A request by executive officers of the Adviser for routine oversight and management purposes;

3.
For use in preparing and distributing routine shareholder reports, including disclosure to Baker Tilly Virchow Krause, LLP (“Baker Tilly”) (the Trust’s independent registered public accounting firm), which has agreed to keep confidential any holdings information the firm receives).

Employees of the Adviser that are access persons under the Joint Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Joint Code of Ethics. In addition, the custodian of the Fund’s assets and the Fund’s accounting services agent, each of whose agreements contains a confidentiality provision, have access to the current Fund holdings on a daily basis. The Chief Compliance Officer is authorized to determine whether disclosure of a Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Adviser, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

CALCULATION OF SHARE PRICE

The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. For a description of the methods used to determine the share price, see “Calculation of Share Price” in the Prospectus.

TAXES

The Fund has qualified and intends to continue to qualify for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer (other than the U.S. Government or other regulated investment companies) to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund’s assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Fund’s net realized capital gain from securities transactions will be distributed only after reducing such gain by the amount of any available capital loss carryforwards. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund for tax years beginning after December 22, 2010 may get carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one-year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

The Trust is required to withhold and remit to the U.S. Treasury a portion (28%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

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Under recent legislation known as the Foreign Account Tax Compliance Act (“FATCA”), beginning in 2014 the United States will impose a 30% withholding tax on certain payments made to certain foreign entities. This withholding tax could affect the Fund’s return on its investments in foreign securities and affect a shareholder’s return if the shareholder holds the Fund shares through a foreign intermediary subject to FATCA.

The Fund is required to report to the IRS the cost basis of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) when the shareholder sells, exchanges or redeems such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other governmental bodies. Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy and reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, exchange or redemption of a share results in a gain or loss. If you sell, exchange or redeem covered shares during any year, then the Fund will report the gain/loss, cost basis, and holding period of such shares to the IRS and you on Consolidated Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells less than the entire holdings of the Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the first-in, first-out (FIFO) method. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a financial intermediary (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

REDEMPTION IN KIND

Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any ninety-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

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PRINCIPAL SECURITY HOLDERS

As of March 31, 2015, the following shareholders owned of record or beneficially 5% or more of the Fund’s shares:

Name and Address	Percent of Fund	Nature of Ownership
Bowdoin & Company* c/o Maria Harrington Cambridge Appleton Trust One Post Office Square, 6th Floor Boston, MA 02109	75.218%	Record
Appleton Partners, Inc. 401K Plan c/o Douglas Chamberlain & Kathleen Burge One Post Office Square, 6th Floor Boston, MA 02109 —————	13.146%	Record
*May be deemed to “control” the Fund, as that term is defined in the 1940 Act, due to ownership of greater than 25% of the Fund’s shares. Bowdin & Company is a nominee for Cambridge Appleton Trust, N.A., which holds the shares of record in various fiduciary capacities.

As of March 31, 2015, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

CUSTODIAN

U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, has been retained to act as Custodian for the Fund’s investments. U.S. Bank acts as the Fund’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Baker Tilly, 777 E. Wisconsin Avenue, 32nd floor, Milwaukee, WI 53202, has been selected as independent registered public accounting firm for the Fund. Baker Tilly performs an annual audit of the Trust's financial statements and advises the Fund as to certain accounting matters.

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”), with its principal business office located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s administrator. USBFS is an indirect wholly-owned subsidiary of U.S. Bancorp.

The Trust and the Administrator have entered into an administration agreement (the “Administration Agreement”), under which the Administrator provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

For its services, the Administrator is entitled to a fee based on the average daily net assets of the Fund, subject to an annual minimum fee, and certain out-of-pocket expenses, including pricing expenses.

Prior to October 1, 2013, J.P. Morgan Chase Bank (“JPMorgan”), N.A., 70 Fargo Street, Suite 3 East Boston, Massachusetts 02210, provided accounting, pricing and administrative services to the Fund, for which it was entitled to a monthly administrative service fee based on its average daily net assets, plus out-of-pocket expenses.

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During the last three fiscal years ended December 31, the Fund paid the following administrative fees:

2014	2013	2012
$33,029	$27,202*	$24,065**

*Reflects $9,202 paid to USBFS for the period October 1, 2013 through December 31, 2013 and $18,000 paid to JPMorgan for the period January 1, 2013 through September 30, 2013.
  **Reflects amounts paid to JPMorgan.

TRANSFER AGENT

The Trust has retained USBFS to act as its transfer agent. USBFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Fund, USBFS receives a monthly per account fee from the Fund, plus out-of-pocket expenses.

ANNUAL REPORT

The audited financial statements for the Fund for the fiscal year ended December 31, 2014, together with the report of Baker Tilly, independent registered public accounting firm, that appear in the Fund’s Annual Report for the fiscal year ended December 31, 2014 are incorporated herein by reference.

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APPENDIX A – DESCRIPTION OF RATINGS

S

Standard & Poor’s Disclaimers
The analyses, including ratings, of Standard & Poor’s and its affiliates (together, Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. Standard & Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Issue Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;, and the promise we impute.
•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*
Category	Definition
AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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A-1

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR
This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

Short-Term Issue Credit Ratings
Category	Definition
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

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Moody’s Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1 Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Global Short-Term Rating Scale

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Linkage Between the Global Long-Term and Short-Term Rating Scales

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.

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